                                                                    EXHIBIT 10.8

                               LEGACY RESERVES LP
                            LONG-TERM INCENTIVE PLAN

                                 GRANT OF UNITS


Grantee
        ------------------------------------

Grant Date                                 , 200__
          ---------------------------------


1. GRANT OF UNITS. Legacy Reserves LP (the "Partnership") hereby grants to you Units under the Legacy Reserves LP Long-Term Incentive Plan (the "Plan") on the terms and conditions set forth herein and in the Plan, which is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to such terms in the Plan, unless the context requires otherwise.

2.       VESTING. The Units granted hereunder shall vest upon grant.

3. UNIT CERTIFICATES. A certificate evidencing the Units may be issued in your name or may be maintained in book-entry with the transfer agent, if any, of the Partnership.

4. RESTRICTIONS. By accepting this grant, you agree that any Units which you may acquire hereunder will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. You also agree that (i) the certificates representing the Units acquired under this award may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the Units acquired under this award on the transfer records of the Partnership if such proposed transfer would in the opinion of counsel, which counsel shall be satisfactory to the Partnership, constitute a violation of any applicable securities law, and (iii) the Partnership may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Units to be acquired under this award.

5. WITHHOLDING OF TAX. To the extent that the grant or vesting of any Unit results in the receipt of compensation by you with respect to which the Partnership or an Affiliate has a tax withholding obligation pursuant to applicable law, unless other arrangements have been made by you that are acceptable to the Partnership or such Affiliate, you shall deliver to the Partnership or the Affiliate such amount of money as the Partnership or the Affiliate may require to meet its withholding obligations under such applicable law. No issuance of an unrestricted Unit shall be made pursuant to this Agreement until you have paid or made arrangements approved by the Partnership or the Affiliate to satisfy in full the applicable tax withholding requirements of the Partnership or Affiliate with respect to such event.

6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Partnership and upon any person lawfully claiming under you.

7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Units granted hereby. Without limiting the scope of the preceding sentence, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by both you and an authorized officer of the Company.

8. GOVERNING LAW. This grant shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflicts of laws principles thereof.


LEGACY RESERVES LP                             GRANTEE

By: Legacy Reserves GP, LLC, its
    General Partner

     By:                                       By:
        -------------------------------           ------------------------------

     Name:                                     Name:
          -----------------------------             ----------------------------

     Title:                                    Title:
           ----------------------------              ---------------------------